EXHIBIT 99.1


                  AMENDMENT NO. 3 TO FIVE-YEAR CREDIT AGREEMENT


     AMENDMENT dated as of January 16, 2004 to the Five-Year Credit Agreement dated as of January 24, 2001 (as amended prior to the Amendment Effective Date referred to below, the "AGREEMENT") among GENERAL MILLS, INC. (the "COMPANY"), CITIGROUP GLOBAL MARKETS INC. (formerly known as Salomon Smith Barney Inc.), as Syndication Agent, BARCLAYS BANK PLC and CREDIT SUISSE FIRST BOSTON, as Co-Documentation Agents, the several financial institutions from time to time party thereto (the "BANKS") and JPMORGAN CHASE BANK (successor to The Chase Manhattan Bank), as Administrative Agent (the "AGENT").

                              W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "HEREOF", "HEREUNDER", "HEREIN" and "HEREBY" and each other similar reference and each reference to "THIS AGREEMENT" and each other similar reference contained in the Agreement shall, on and as of the Amendment Effective Date, refer to the Agreement as amended hereby.

     SECTION 2. AMENDMENTS.

     (a) Section 5.07(a) is amended to read in its entirety as follows:

     (a) There is no outstanding liability under Title IV of ERISA with respect to any Qualified Plan maintained or sponsored by the Company or any ERISA Affiliate, nor with respect to any Qualified Plan to which the Company or any ERISA Affiliate contributes or is obligated to contribute, which could reasonably be expected to have a Material Adverse Effect.

     (b) Section 7.02(c) is amended by changing "$750,000,000" to "$1,000,000,000".

     SECTION 3. REPRESENTATIONS OF COMPANY. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 5 of the Agreement will be true on and as of the Amendment Effective Date and
(ii) no Default or Event of Default will have occurred and be continuing on such date.

     SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6. EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date ("AMENDMENT EFFECTIVE DATE") when the Agent shall have received from each of the Company and the Majority Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                          GENERAL MILLS, INC.

                                          By:    /s/ David B. VanBenschoten
                                                 -------------------------------
                                          Name:  David B. VanBenschoten
                                          Title: Vice President, Treasurer

                                          JPMORGAN CHASE BANK,
                                          as Administrative Agent and as a Bank

                                          By:    /s/ B. B. Wuthrich
                                                 -------------------------------
                                          Name:  B. B. Withrich
                                          Title: Vice President

                                          BANK OF AMERICA, N.A.

                                          By:    /s/ Eyal Namordi
                                                 -------------------------------
                                          Name:  Eyal Namordi
                                          Title: Vice President

                                          THE BANK OF NEW YORK

                                          By:    /s/ John-Paul Marotta
                                                 -------------------------------
                                          Name:  John-Paul Marotta
                                          Title: Vice President

                                          THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                          CHICAGO BRANCH

                                          By:    /s/ Patrick McCue
                                                 -------------------------------
                                          Name:  Patrick McCue
                                          Title: Vice President & Manager

                                          BARCLAYS BANK PLC

                                          By:    /s/ Douglas Bernegger
                                                 -------------------------------
                                          Name:  Douglas Bernegger
                                          Title: Director

                                          CITICORP USA, INC.

                                          By:    /s/ Richard M. Levin
                                                 -------------------------------
                                          Name:  Richard M. Levin
                                          Title: Director

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By:    /s/ Lee E. Greve
                                                 -------------------------------
                                          Name:  Lee E. Greve
                                          Title: First Vice President

                                          CREDIT SUISSE FIRST BOSTON, acting
                                          through its Cayman Islands Branch

                                          By:    /s/ Karl Studer
                                                 -------------------------------
                                          Name:  Karl Studer
                                          Title: Director

                                          By:    /s/ Cedric Evard
                                                 -------------------------------
                                          Name:  Cedric Evard
                                          Title: Assistant Vice President

                                          DEUTSCHE BANK AG, NEW YORK BRANCH

                                          By:    /s/ Frederick W. Laird
                                                 -------------------------------
                                          Name:  Frederick W. Laird
                                          Title: Managing Director

                                          By:    /s/ Belinda Wheeler
                                                 -------------------------------
                                          Name:  Belinda Wheeler
                                          Title: Vice President

                                          MELLON BANK, N.A.

                                          By:    /s/ Daniel J. Lenckos
                                                 -------------------------------
                                          Name:  Daniel J. Lenckos
                                          Title: First Vice President

                                          SUN TRUST BANK

                                          By:    /s/ Michel A. Odermatt
                                                 -------------------------------
                                          Name:  Michel A. Odermatt
                                          Title: Director

                                          UBS AG, STAMFORD BRANCH

                                          By:    /s/ Barbara Ezell-McMichael
                                                 -------------------------------
                                          Name:  Barbara Ezell-McMichael
                                          Title: Associate Director
                                                 Banking Products Services, US


                                          By:    /s/ Wilfred V. Saint
                                                 -------------------------------
                                          Name:  Wilfred V. Saint
                                          Title: Associate Director
                                                 Banking Products Services, US

                                          U.S. BANK NATIONAL ASSOC.

                                          By:    /s/ Karen E. Weathers
                                                 -------------------------------
                                          Name:  Karen E. Weathers
                                          Title: Vice President

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                          By:    /s/ Jennifer Barrett
                                                 -------------------------------
                                          Name:  Jennifer Barrett
                                          Title: Vice President


                                          By:    /s/ Scott Bjelde
                                                 -------------------------------
                                          Name:  Scott Bjelde
                                          Title: Vice President & Senior Banker